UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2025

OLIN CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	1-1070	13-1872319
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

190 Carondelet Plaza, Suite 1530 Clayton, MO	63105
(Address of principal executive offices)	(Zip Code)

(314) 480-1400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.00 par value per share	OLN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 7.01.	Regulation FD Disclosure.

Pricing of Senior Notes Offering

On February 28, 2025, Olin Corporation (the “Company”) issued a press release announcing the pricing of its previously announced private offering (the “Offering”) of $600 million aggregate principal amount of its 6.625% senior notes due 2033 (the “Senior Notes”) in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). The closing of the Offering is expected to occur on March 14, 2025, subject to customary closing conditions. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated by reference into this Item 7.01.

The Senior Notes are being offered only to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act and to non-U.S. persons outside the United States in reliance on Regulation S under the Securities Act. The Senior Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws.

The Company intends to use the net proceeds of the Offering, together with borrowings under new replacement credit facilities that the Company intends to enter into concurrently with or shortly after the consummation of the Offering (the “Replacement Credit Facilities”), to (i) redeem all of its $500.0 million of 5.125% Senior Notes due 2027 (the “2027 Notes”), (ii) refinance its existing revolving credit facility and repay all borrowings thereunder, including anticipated borrowings that will be used to redeem all of its 9.500% Senior Notes due 2025 (the “2025 Notes”), (iii) refinance its existing term loan facility and (iv) pay related fees and expenses (collectively, the “Refinancing Transactions”). This Current Report on Form 8-K does not constitute a notice of redemption and does not constitute an offer to redeem or purchase any of the 2025 Notes or the 2027 Notes.

This Current Report on Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy the Senior Notes, nor shall there be any sale of the Senior Notes in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

The foregoing information and the attached Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act. The Company disclaims any intention or obligation to update or revise this information.

Forward-Looking Statements

The information contained in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, includes forward-looking statements. These statements often include words such as “anticipate,” “intend,” “may,” “expect,” “believe,” “should,” “plan,” “outlook,” “project,” “estimate,” “forecast,” “optimistic,” “target,” and variations of such words and similar expressions relate to analyses and other information that are based on management’s beliefs, certain assumptions made by management, forecasts of future events, and current expectations, estimates and projections about the Offering, the Refinancing Transactions and the Replacement Credit Facilities.

These statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions, which are difficult to predict and many of which are beyond our control. Therefore, actual outcomes and results may differ materially from those matters expressed or implied in such forward-looking statements. We undertake no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise, except as required by law.

The risks, uncertainties and assumptions involved in our forward-looking statements, many of which are discussed in more detail in our filings with the SEC, including without limitation the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2024 and other reports furnished or filed with the

SEC, include, but are not limited to, the following: sensitivity to economic, business and market conditions in the United States and overseas, including economic instability or a downturn in the sectors served by us; declines in average selling prices for our products and the supply/demand balance for our products, including the impact of excess industry capacity or an imbalance in demand for our chlor alkali products; unsuccessful execution of our operating model, which prioritizes Electrochemical Unit (ECU) margins over sales volumes; failure to control costs and inflation impacts or failure to achieve targeted cost reductions; our reliance on a limited number of suppliers for specified feedstock and services and our reliance on third-party transportation; availability of and/or higher-than-expected costs of raw material, energy, transportation, and/or logistics; the occurrence of unexpected manufacturing interruptions and outages, including those occurring as a result of labor disruptions and production hazards; exposure to physical risks associated with climate-related events or increased severity and frequency of severe weather events; the failure or an interruption, including cyber-attacks, of our information technology systems; risks associated with our international sales and operations, including economic, political or regulatory changes; failure to identify, attract, develop, retain and motivate qualified employees throughout the organization and ability to manage executive officer and other key senior management transitions; our inability to complete future acquisitions or joint venture transactions or successfully integrate them into our business; adverse conditions in the credit and capital markets, limiting or preventing our ability to borrow or raise capital; weak industry conditions affecting our ability to comply with the financial maintenance covenants in our existing credit facilities; our indebtedness and debt service obligations; the effects of any declines in global equity markets on asset values and any declines in interest rates or other significant assumptions used to value the liabilities in, and funding of, our pension plans; our long-range plan assumptions not being realized, causing a non-cash impairment charge of long-lived assets; changes in, or failure to comply with, legislation or government regulations or policies, including changes regarding our ability to manufacture or use certain products and changes within the international markets in which we operate; new regulations or public policy changes regarding the transportation of hazardous chemicals and the security of chemical manufacturing facilities; unexpected outcomes from legal or regulatory claims and proceedings; costs and other expenditures in excess of those projected for environmental investigation and remediation or other legal proceedings; various risks associated with our Lake City U.S. Army Ammunition Plant contract and performance under other governmental contracts; and failure to effectively manage environmental, social and governance (ESG) issues and related regulations, including climate change and sustainability.

All of our forward-looking statements should be considered in light of these factors. In addition, other risks and uncertainties not presently known to us or that we consider immaterial could affect the accuracy of our forward-looking statements. We cannot assure you that the proposed transactions described above will be consummated on the terms currently contemplated, if at all. Our ability to consummate the Refinancing Transactions and obtain the Replacement Credit Facilities is subject to prevailing market conditions.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibit No.	Exhibit

99.1	Press release announcing pricing of private offering of Senior Notes dated February 28, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLIN CORPORATION

Date: February 28, 2025	By:	/s/ Inchan Hwang
	Name:	Inchan Hwang
	Title:	Vice President, Deputy General Counsel and Secretary